UNIVERSAL UNDERWRITERS
                             ACCEPTANCE CORPORATION
                               SERVICING AGREEMENT
                               -------------------

The  "box"  you  have  checked  and initialed at Section 6.17 -  whether for the
--------------------------------------------------------------------------------
"Dealer  Pool"  Advance  Program  or  for  the  "National  Pool" Advance Program
--------------------------------------------------------------------------------
-determines  whether  this  Servicing  Agreement  is  "full  recourse"  or "non-
--------------------------------------------------------------------------------
recourse",
----------

This Servicing Agreement is made by and between UNIVERSAL UNDER WRITERS ACCEPTANCE CORPORATION ("UUAC"), a Kansas corporation with its principal place of business at -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - and LO-CASTRO AND ASSOCIATES, INC. dba All Pro Auto Mall ("Customer"), a Pennsylvania Corporation with its principal place of business at -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - and will become effective only when countersigned by a UUAC Vice President, Assistant Vice President or his or their delegee. UUAC and Customer agree as follows:

                             ARTICLE 1 -DEFINITIONS

In this Agreement, "we," "us" or "our," refer to UUAC, "you" or "your" refer to Customer and the words "will" and "shall" are used interchangeably to mean either  determination  or  future.  as  appropriate  in  context.  Appendix  I
                                                                   -----------
(Definitions) is a  part  of  this  Agreement.
----------------------------------------------

                                   ARTICLE II
                    ADMINISTRATION AND SERVICING OF QUALIFIED
                                  RECEIVABLES

Section  2.1.  Acceptance  of  Receivables.
-------------------------------------------
     (a) Your submission of a consumer's credit application means you have already entered into a credit-sale contract with that consumer, which can be legally enforced by you and/or any underlying Customer's Dealership, on the one hand, and the Obligor(s) on the other.

     (b) If we issue an Advance approval number for a Contract, you will deliver the Receivable File for that Contract to us. However, our issuing an approval number does not by itself constitute our acceptance of the Contract.

     (c) Acceptance of a Contract happens, if at all, only after we receive and approve the related Receivable File. When you submit a Receivable File, you are simultaneously granting us a security interest in the Receivable, whether or not the Contract constituting that Receivable contains the signature of either or both you or any underlying Customer's Dealership and whether or not the preprinted language of such Contract contains words of assignment in addition to or in lieu of words concerning the granting of a security interest in such Contract. Upon our request you will execute and furnish to us any documents we deem necessary or appropriate to enable us to carry out our Collection Services duties under this Agreement. You hereby appoint UUAC your special attorney-in-fact, coupled with an interest, which shall survive as long as you owe any sums to UUAC, so that UUAC can execute any such documents, including but not limited to title and application-for- title documents, in your name and stead, should you fail to execute and furnish them.

     (d) When UUAC accepts a Contract, it becomes a Receivable under this Agreement, and UUAC will perform Collection Services on the Receivable on your behalf in accordance with the Terms or this Agreement. Our Collection Services will consist of: collection and posting of all payments; holding the Receivable Files; collecting payments due under thc Receivables as set forth in Section 2.2 and reapplying the amounts so collected in thc manner set forth elsewhcre in this Agreement; responding to inquiries of Obligors on the Receivables; investigating delinquencies; sending monthly payment books or billing statements; and/or receipts to Obligors. UUAC is hereby authorized and empowered to: (i) endorse your name on any payments made payable to you: ii) execute and deliver. in UUAC's name. on your behalf: any and all instruments of satisfaction or cancellation or of partial or full release or discharge. and all other comparable instruments, with respect to Receivables or Financed Vehicles: (iii) waive any late payment charge or any other fee that may be collected in the ordinary course of servicing a Receivable; (iv) reform Contracts, as deemed appropriate in UUAC's sole discretion and without notice to you, by way of extension or other modification of any of the terms and conditions; and (v) commence a legal action against the Obligor(s) on that Receivable File, whether we do so in our own name or on your behalf, should we determine it necessary or reasonable to do so.

     (e) Notwithstanding any provision in this Agreement alleged or purported to be to the contract you and UUAC are each acting as an independent contractor and shall have no duties or responsibilities to the other except as expressly set forth in this Agreement and the Dealer Guide and in no case shall we be deemed or construed to have any fiduciary obligations or duties to you. This Agreement is for your and our benefit only, and tl1ere are no third-party beneficiaries. intended or not.


Section  2.2  Collection  of  Receivable  Payments.
---------------------------------------------------
UUAC will use reasonable efforts to collect all payments called for under the terms and provisions of each Receivable when they become due. If any payments due on a Receivable are made to you or any Customer's Dealership after the Receivable has been accepted by UUAC under this Agreement, you will, no later than the close of business the following Business Day, forward such payment, or cause it to be forwarded, to UUAC in the form received. If any such payment is received in cash, you ( or such Customer's Dealership) will: -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - You will do nothing, nor will you permit anything to be done on your behalf, to discourage an Obligor from making Contract payments to UUAC and, by way of illustration and not imitation, you wilt neither encourage nor require an Obligor to make Contract payments to you, rather than to UUAC.

Section  2.3  Foreclosure  of  Security  (interest  in  Financed  Vehicles.
---------------------------------------------------------------------------
Acting on your behalf and where we deem it appropriate and practicable, we will repossess or otherwise obtain possession of the Financed Vehicle securing any Defaulted Receivable. We will follow such practices and procedures as we deem necessary or advisable, which may include repair and restoration of the Financed Vehicle, and we or our agents will sell the Financed Vehicle, subject to applicable law, at public, or private sale. You will not do anything to thwart or hinder our repossession efforts, and you will cooperate in every reasonable way with us in those efforts. If an Obligor, or someone acting on behalf of In Obligor, returns a Financed Vehicle to your premises (or the premises of any Customer's Dealership with the reasonably clear express or implied intention that possession of the Financed Vehicle is thereby being voluntarily surrendered, you will promptly notify us of the "voluntary repossession" and protect and preserve the Financed Vehicle in the condition in which it was returned.

- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc.

Section  2.4  Physical  Damage  Insurance.
------------------------------------------
Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc.

Section  2.5  Security  Interests  in  Financed  Vehicles.
----------------------------------------------------------
You will take all steps necessary to perfect UUAC's first and prior security interest in each Financed Vehicle, including, in jurisdictions where applicable, placing UUAC's name as a lienholder on the title certificate for each Financed Vehicles.

Section  2.6  Access  to  Certain  Documentation  and  Information  Regarding
-----------------------------------------------------------------------------
Receivables.
------------
Upon request, you will give us any and all documents you possess which relate to any Receivable File in our possession and/or to any Obligor on such Receivable File; provided however, that this Section doesn't require you to violate any applicable law prohibiting disclosure of information regarding an Obligor.

Section  2.7  Security  Interest  in  Receivables  and  Financed
----------------------------------------------------------------
Vehicles:  UUAC  is  not  an  Assignee.
---------------------------------------
You hereby grant UUAC a security interest in all Receivables now or hereafter transferred to UUAC pursuant to this Agreement and in the financed Vehicles connected therewith, wherever located, together with all proceeds, as security for the payment of all your indebtedness to UUAC, including Advances, Collection Costs, and any other amounts due UUAC hereunder. This grant of a security interest may -but need not be -repeated in any individual Contract delivered to UUAC hereunder, and the failure of any such Contract to repeat such grant shall in no way affect or diminish the security interest UUAC acquires in any such Contract and/or Financed Vehicle by reason of the language of this Agreement, alone. While UUAC may also choose to perfect its security interest in all Receivables previously, now or hereafter delivered to UUAC, its possession of any Receivable will for all purposes between you and UUAC be deemed perfection. This grant of a security interest in all Receivables will survive the termination of this Agreement until you have paid in any repurchase obligations you may incur under this Agreement. You agree to execute UCC Financing Statements and take other actions requested by us in order to perfect any such security interest. Nothing in this Agreement shall be deemed or construed to mean that UUAC is an assignee -rather than the grantee of a security interest in -as to anyone or more Receivables, whether because of this granting of a security interest or otherwise, unless such purported assignment is specifically provided in writing which is not preprinted. Any provision preprinted on any Contract that contains words of transfer or assignment is, despite such language, to be, and to be deemed to be, read only as if it grants UUAC a security interest in such Contract, perfected by possession, thus being consistent with UUAC's being merely a secured party with respect to such Contract(s) and not anassignee.

Section  2.8  "Dealer-Remit"  Portion  of  Service-Contract-
------------------------------------------------------------
Related  Advance.
-----------------
At its option, and despite any language to the contrary in the Dealer Guide and/or any Dealer Bulletin, if an Accepted Receivable evidences sale of a Vehicle Service Contract ("VSC"), UUAC may remit to the issuer the net premium payable by Customer or any Customer's Dealership (the so-called "Dealer-Remit") rather than remitting it to you for subsequent remittance to the issuer. -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

Section  2.9  Enrollment  Fee.
------------------------------
No later than the effective date of this Agreement, you, for yourself and ,for any Customer's Dealerships, will pay UUAC a non-refundable Program Enrollment Fee. Your UUAC or Universal Underwriters Group representative will advise you of the amount of the Fee and whether or not UUAC is then offering any program whereby you can receive a refund of a part or all of the Fee and the terms and conditions of any such program.

                                 ARTICLE 111-A*
                      "DEALER POOL" (FULL RECOURSE) PLAN -
                                     -------------
                      ADVANCE PROGRAMS, SERVICING PROGRAMS
                                  AND PAYMENTS


                     * IF YOU HAVE CHOSEN THE NATIONAL POOL
                     --------------------------------------
                   ADVANCE PLAN, DISREGARD THIS ARTICLE III-A
                   ------------------------------------------
                                IN ITS ENTIRETY.
                                ---------------

Section  3.1  Contract-by-Contract  Options  as  to  Advance
------------------------------------------------------------
Program/Possible  Advance-Rate  Changes  to  Advance Programs.
--------------------------------------------------------------
Unless this Agreement is amended to provide Otherwise, it is your option which Advance Program you want applied to any submitted Contract, provided only that the Contract conforms to the requirements of that Program. The specific eligibility requirements for each Advance Program are detailed in the Dealer Guide. As the Dealer Guide provides. it is your responsibility to indicate on the appropriate "Fax Cover Sheet" which Advance Program you want to have applied to any particular submitted Contract.

- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -


Section  3.2  Servicing Programs.
---------------------------------
When you elect the Dealer Pool Advance Plan at Section 6.17, you will also have to elect which of the Servicing Programs (ProfitNow Plus(+)SM Fast50SM or ProfitMaxSM) you want to apply to all of your Qualified Receivables for as long as your portfolio exists. Unless UUAC consents to an exception or elects to unilaterally move your portfolio to another Servicing Program, your Servicing Program choice is irrevocable. The specific provisions and conditions o(UUAC's various Servicing Programs are found in the Dealer Guide. Your choice of the
                                                              ------------------
Dealer  Pool  Advance  Plan  is  also  irrevocable.
---------------------------------------------------

Section  3.3.1  Servicing  Fee  on  Qualified  Receivables.
-----------------------------------------------------------
Our fee ("Servicing Fee") for Collection Services performed on your behalf with respect to Qualified Receivables is determined by the Servicing Program you elect for your portfolio at Section 6.15. Our applicable Servicing Fee will be a percentage of Collections ,net of Collection Costs -received by UUAC or our designees with respect to your Qualified Receivables portfolio.

Section  3.3.2  Servicing  Fee  on  Non-Qualified  Receivables.
---------------------------------------------------------------
Our Servicing Fee for Collection Services performed on your behalf with respect to Non-Qualified Receivables (those taken for "Servicing Only") is determined by reference to the Dealer Guide, as it might be amended, whether by Dealer Bulletin or otherwise.

Section  3.3.3  Servicing  Fee  Adjustments.
--------------------------------------------
The Servicing Fee and other particulars for our various Servicing Programs are subject to change or adjustment at UUAC's sole discretion, upon 30 days' advance written notice to you. 1f the change is to UUAC's Servicing Fee, whether it is to be increased or decreased, the changed Servicing Fee will not apply to those Receivable already in your portfolio prior to the effective date of any such change.

Section  3.3.4  Post-  Termination  Servicing  Fee  Increase.
-------------------------------------------------------------
If  this  Agreement  is  terminated  and you do not remit the amounts recited in
Section 5.5A upon our demand to do so, the Servicing fee which will be applicable to our Post Termination Collection Services may, at our sole option, be increased by -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - (so, for example, a previous -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - % Servicing Fee would be increased to -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - %.)

Section  3.4.1  Application  of  Funds  -  Qualified  Receivables.
------------------------------------------------------------------
Collections received by UUAC during any calendar month with respect to a Qualified Receivables portfolio are first applied to reimburse UUAC for all Collection Costs and then to pay UUAC its appropriate Servicing Fee (which is dictated by the Servicing Program you have elected). The application of any proceeds remaining is dictated by the Servicing Program you have sellected. and the details of that subsequent application are found in the Dealer Guide and any applicable Dealer Bulletins.

Section  3.4.2  Application  of  Funds  -Servicing-Only.
--------------------------------------------------------
Collections received by UUAC during any calendar month with respect to a servicing-only portfolio are first applied to reimburse UUAC for all Collection Costs and then to pay UUAC its Servicing Fee (disclosed in the Dealer Guide). Any proceeds then remaining are paid to you.

Section  3.5  Timing  of  Payments  to  You.
--------------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc.


Section  3.6  Potential  Aggregation  of  all  Servicing  Program  "Lots".
--------------------------------------------------------------------------
In certain Servicing Programs, for example Fast50, Receivables are aggregated into discrete "Lots" for purposes of expediting UUAC's pay-over of Collections to the dealer, while other program, such as ProfitNow Plus(+) treat all Receivables as belonging to one Lot. For purposes of the following provisions of this Section 3.3, "Lot" will be understood to mean both any Servicing Program-specific discrete Lot and an entire Servicing Program portfolio which is otherwise not broken-down into Lots. Despite any language to the contrary in this Agreement and/or in the Dealer Guide, in its sole discretion and at any time, UUAC may transfer and apply Collections nominally due with respect to one Lot to any other Lot (treating them as if they were due on such other Lot) and may charge Advances originally made with respect to one Lot to any other Lot. This means that UUAC, in its sole discretion, has the ability to attempt to minimize its losses with respect to some of your Qualified and/or Non-Qualified Receivables by treating both Collections and Advances as fungible. This also means that UUAC's obligation to disburse Collections to you, at UUAC's election, can be a function of your worst-performing Lot.

Section  3.7  Monthly  Statement.
---------------------------------

- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

                                  ARTICLE 111-B
                      "NATIONAL POOL" (NON-RECOURSE) PLAN.
                        THE PROFIT POOL and RELATED ITEMS

                      * IF YOU HAVE CHOSEN THE DEALER POOL
                   ADVANCE PLAN, DISREGARD THIS ARTICLE III-B
                                IN ITS ENTIRETY.


Section  3.1  Contract-by-Contract  Options  as  to  Advance Program/Possible
-----------------------------------------------------------------------------
Advance-Rate  Changes  to  Advance Programs.
-------------------------------------------
Unless and until this Agreement is amendted to provide otherwise, it is your option which Advance Program you want applied to any submitted Contract, provided only that the Contract conforms to the requirements of that Program. The specific eligibility requirements for each Advance Program are detailed in the Dealer Guide, as it might be-updated and republished from time to time, whether by Dealer Bulletin updates or otherwise. As the Dealer Guide provides, it is your responsibility to indicate on the appropriate "Fax Cover Sheet" which Advance Program you want to have applied to any particular submitted Contract. We are not obligated to advise you that a potentially more advantageous Program could have been applied to any Contract. On the other hand, where a submitted Contract would not Qualify for the Advance Program you selected but would Qualify under a less advantageous Advance Program, we will tell you. The rate of Advance and other particulars of the Advance Program under which any specific Contract is submitted will be the rate and particulars in effect (as determined by either the then-most-current Dealer Guide or Dealer Bulletin) the day the Contract is received by UUAC, provided only that the Contract is Accepted within 14 days of the day UUAC receives it. Otherwise, the rate of Advance and particulars in effect the day of Acceptance will be those applicable to any specific Contract. We reserve the right to add Advance Programs and modify, discontinue, supplement or replace any currently-existing Advance Program.

Section  3.2  Limited  Option  to  Deselect the UUAC National Pool Advance Plan.
--------------------------------------------------------------------------------
If you elect the National Pool Advance Plan, you may make a one-time election -but only during the first year this Agreement is in effect -to move your Receivables portfolio generated after the effective date of your election -over to the Dealer Pool Advance Plan. That move is irrevocable. Any Receivables in your portfolio prior to the effective date of your election will remain subject to the National Pool Advance Plan.

Section  3.3  Servicing  Fee  on  Qualified  Receivables.
---------------------------------------------------------
Our fee for Collection Services performed on your behalf with respect to National Pool Advance Plan Qualified Receivables is recited in the Dealer Guide. Our applicable UUAC fee will be a Dealer-Guide-specified percentage of Collections -net of Collection Costs -received by UUAC or our designees with respect to the Qualified Receivables portfolio which comprises any particular Book. The first Book will be comprised of all Qualified Receivables Accepted by UUAC at any time through and including December 31, 1999, from Dealers and/or Acceptance Companies which have executed a National Pool Advance Plan Servicing Agreement. The second Book will be comprised of all National Pool Advance Plan Qualified Receivables Accepted by UUAC from January 1, 2000, through December 31,2000, and so on.

Section  3.4  Servicing  Fee  Adjustments.
------------------------------------------
The Servicing Fee and other particulars for the National Pool Advance Plan are subject to change or adjustment at UUAC's sole discretion, upon 30 days' advance written notice to you. If the charge is to UUAC's Servicing Fee, whether it is to be increased or decreased, the changed Servicing Fee will not apply to those Qualified Receivables in any Book which has already Closed nor to any Qualified Receivables which are already in the then- currently-open Book as of thee!1ective date of any such change, unless, in its sole discretion -in case of a Servicing Fee decrease ,UUAC elects to make: the decrease applicable to one or more Closed Books and/or the pre-existing portion of the then-current Book.

Section  3.4.1  Post-  Termination  Servicing  Fee  Increase.
-------------------------------------------------------------
If  this  Agreement  is  terminated and  you do not remit the amounts recited in
Section 5.5-8 upon our demand to do so. the Servicing Fee which will be applicable to our post-termination Collection Services may, at our sole option, be increased by -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - % (so, for example, a previous -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - % Servicing Fee would be increased to

- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - %).

Section  3.5  Application  of  Collections.
-------------------------------------------
While a Book is Open, Collections received by UUAC during any calendar month with respect to the aggregate Qualified Receivables comprising such Book are applied:
     (i)  first,  to  reimburse  UUAC  for  all  Collection  Costs;
    (ii) second, to pay UUAC its appropriate Servicing Fee, as described in the Dealer Guide; and
   (iii)  third, to pay UUAC its unrecovered Advances on the Book.
When a Book has been Closed, Collections received by UUAC during any calendar month are applied:

     (i)  first,  to  reimburse  UUAC  for  all  Collection  Costs;
    (ii) second, to pay UUAC its appropriate Servicing Fee, as described in the Dealer Guide;
   (iii) third, to reimburse UUAC for its Non-Recourse Fee, which is recited in the Dealer Guide, and is assessed against to UUAC's unrecovered Advances on a Book, as of the first Business Day following the Close Date for that Book;
    (iv) fourth, to pay UUAC its unrecovered Advances on the Book; and, if there is any surplus,
     (v)  fifth,  to  the  Profit  Pool  for  that  Book.

Section  3.6  Methodologv  for  Calculation  of  your  Share of the Profit Pool.
--------------------------------------------------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

Section  3.7  Timing  of  Profit  Share  Payments  to  You.
-----------------------------------------------------------
If the annual calculations described in Section 3.5 result in your being entitled to one or more Profit Shares,- it or they will be distributed to you approximately -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - days after the Calculation Date. If you have any special instructions concerning payment, they should be sent in writing to UUAC.

Section  3.8  Statements.
-------------------------
The annual Calculation Date statements will be the only ones furnished to you. in no event will UUAC make either interim Book or portfolio statements available any more frequently than quarterly, and in no case before a particular Book is closed.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND INDEMNITY

Section  4.1  Customer's  Representations  and  Warranties.
-----------------------------------------------------------
You make the following representations and warranties, in addition to those warranties and representations made elsewhere in this Agreement, all of which UUAC is relying on by accepting Receivables. Each or these representations and warranties shall be continuing for as long as you have: any remaining contingent payback obligations to UUAC hereunder. Every time you request UUAC to Advance against a Receivable under this Agreement will be deemed to, and wi11 be, reaffirmation of each of the following representations and warranties, as well as those made elsewhere in this Agreement, as of the date of such request:

     (a) Organization and Good Standing. Customer: (i) is duly organized as whatever form of legal entity has been checked at the beginning of this Agreement; (ii) is validly existing as the same and in good standing under the laws of the state of its incorporation or domicile. as applicable: (iii) has full power and authority to own its properties and to conduct its business, and has had at all relevant times, the power, authority, and legal right to acquire and own the Receivables.
     (b) Due Qualification. Customer is qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification. license, or approval:
     (c) Power and Authority. Customer has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery, and performance of this Agreement has been duly authorized by, as appropriate for Customer's form of entity, all necessary corporate, partnership or limited-liability-entity action on the part of Customer.
     (d) Binding Obligations. This Agreement, as executed by you or on your behalf, constitutes your legal, valid, and binding obligations and is enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, or other similar laws affecting the enforcement of creditor's rights generally.
     (e) No violation, The consummation of the transactions contemplated by this Agreement and the fulfillment of its terms will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice of lapse of time) a default under any indenture, agreement, or other instrument to which you, any of your principals, shareholders, partners, members or officers and/or any guarantor(s) of this Agreement (collectively, save for you, "Other Persons" herein and in (f) below) is or are a party or by which it or they shall be bound; nor result in the creation or imposition of any lien upon any of your and/or any Other Person's properties pursuant to the terms of any such indenture, agreement, or other instrument ( other than this Agreement); nor violate any law, order, rule, or regulation -applicable to any or all of the foregoing -of any court, regulatgory body, administrative agency or other governmental entity having jurisdiction over you and/or any Other Persons and/or your or any Other Person's properties.
     (f) No Proceedings, There are no proceedings or investigations pending or, to your knowledge, threatened before any court, regulatory body, administrative agency, or other governmental entity having jurisdiction over you or any Other
Persons to which you and/or any Other Person are a party and/or to which your and/or the property of any Other Person is subject; (i) asserting the invalidity of this Agreement; (ii) seeking to prevent any of the transactions contemp1ated by this Agreement; or {iii) seeking any determination or ruling that might l11at~rially and adversely affect the financial condition of any or al! or you and ally Other Person; or (iv) the performance by you or your obligations under, or the validity or enforceability of this Agreement. Neither you nor any Other

Person is or are operating under, or subject to, or in default with respect to, any adjudicatory order, writ, injunction, or decree of any Court, regulatory body, administrative agency, or other governmental entity, whether domestic or foreign, related to the conduct of your business; and neither you I)or any Other Person is or are subject to any cease and desist order, supervisory agreement or arrangement, or disqualification, consensual or otherwise, with any regulatory authority which is material to the Receivables or the transactions contemplated by this Agreement. In addition, you will promptly notify UUAC of any of the conditions or situations set forth in this paragraph which begin after this Agreement is signed.
     (g) Compliance with Laws, You have complied. and have verified, after appropriate review, consultation with counsel and other appropriate investigatory or consultation activities, that every Customer's Dealership has complied, with all federal, state, and local laws, ordinances, regulations, and orders applicable to it or the Receivables or the Financed Vehicles. All licenses, permits, orders, or approvals of any governmental or regulatory body which are required in connection with your, as well as all Customer's Dealership's, business ("Permits") are in full force and effect, no violations are or have been recorded with respect to any such Permits, and no proceedings are pending or, to your actual or constructive or imputed knowledge, threatened to terminate, revoke, or limit any of such Permits.
     (h) Characteristics of Receivables. Each Receivable was originated by you or by the underlying Customer's Dealership for the sale of a Financed Vehicle in the ordinary course of your or such Customer's Dealership's business, was fully and properly executed by the parties thereto and contains customary and enforceable provisions for an installment sale of a motor vehicle in the state in which the Obligor is located. Each Receivable is in compliance with all applicable consumer laws and regulations.
     (i) No Dishonor of Payment Instruments. You have no actual or constructive knowledge, after reasonably diligent inquiry and investigation (for the purposes of this sub- paragraph any actual or constructive knowledge of the underlying Customer's Dealership shall be deemed imputed to you) that any payment instrument used, or attempted to be used, by or on behalf of any Obligor was dishonored or, as to such payment instrument, any other defense to payment has been or has threatened to be raised, either prior to the time UUAC has made an Advance with respect to the Contract in question or subsequent to that time. If, subsequent to the time UUAC has made an Advance on a Contract, any instrument used by or on behalf of an Obligor towards the downpayment on such Contract is dishonored or otherwise had its payment refused and you have actual or constructive knowledge of the same, you warrant and represent to UUAC that you will immediately fax to the UUAC Service Center (at a fax number provided in the Dealer Guide) appropriate notice of such dishonor or refusal to pay.
     j) One Original. There is only one executed original of each Receivable, and any copy of such Contract and other documents constituting the Receivable File, and any copy of the Contract and any other such documents given to any Obligor is a true and correct copy of such executed original Contract or any other such documents.
     (k) Disclosure of Material Facts. The representations and warrenties contained in this Agreement or any other agreement schedule, exhibit, or other document delivered to us in connection with it, including, but not limited to, the Customer Enrollment Packet. does not contain ;U1y untrue statement of a material tact or omit to state any material tact necessary to make the statements contained herein or therein not misleading.
     (l) Non-Reliance. You or the Customer's Dealership, as appropriate, have, independently and without reliance upon UUAC or anything UUAC might have communicated to you via the Dealer Guide or otherwise, and based on such documents and information as you or Customer's Dealership has deemed appropriate, made your own appraisal of and investigation into the financial condition and creditworthiness of each Obligor. and made your own credit decision to enter into a Contract with such Obligor.

Section  4.2  UUAC's  Representations  and  Warranties.
-------------------------------------------------------
UUAC makes the following representations to Customer on which Customer is relying in submitting Receivables to UUAC, and each occasion of UUAC's accepting a Receivable from Customer hereunder will act as a reaffirmation ion of each of the following representations as of the date of such acceptance:
     (a) Compliance with Laws. UUAC's performance of its Receivables servicing responsibilities under this Agreement is in material compliance with all federal, state and local laws. ordinances, regulations and orders applicable to it.
     (b) Characteristics of Contracts. The preprinted language and format of the most-current version of the form of Contract available to you (and through you to your Customer's Dealerships) from UUAC, which is to be filled-in and otherwise completed by Customer, materially complies with all applicable consumer laws and regulations, provided only that such Contract forms are used only for their intended purpose: i.eevidencing your or the Customer's Dealership's retail installment sale of a new or used car or light truck to one or more consumers for personal, non-commercial use. Notwithstanding the preceding sentence, however, UUAC's representations concerning compliance: (i) shall not apply in any instance where you or the Customer's Dealership fail to use the most recent version of Contract available from UUAC and such most recent version cures and/or clarifies any alleged or actual non- compliance contained in the earlier version utilized instead by you or the Customer's Dealership; and
(ii) do not apply to any of the words or figures you, the Customer's Dealership or the software provider for either or both of you inserts into or onto any "blanks" on the Contract nor to any words or figures you or the Customer's Dealership add to the Contract, nor in any case where you or the Customer's Dealership have deleted preprinted language which, but for such deletion, would be in compliance with applicable consumer law or regulation.


Section  4.3  Customer  Indemnities.
------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

Section  4.4  UUAC  Indemnities.
--------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -


Section  4.5  Indemnification  Expenses.
----------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -


                                    ARTICLE V
                                  TERMINATION

Section  5.1  Termination  by  Customer.
----------------------------------------

- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

Section  5.2  Termination  by  UUAC.
------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -


Section  5.3  Events  of  Default.
----------------------------------
At our sole option, anyone or more of the following will be Events of Default under this Agreement: -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -


Section  5.4  Your  Required, Non-Credit-Default-Related Payback of Advances and
--------------------------------------------------------------------------------
Collection  Costs  on  Individual  Contracts.
---------------------------------------------
- Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. -

Section  5.5-A  -Dealer  Pool Advance Plan Effects of Termination: Full Recourse
--------------------------------------------------------------------------------
Plus  Termination  Fee.
-----------------------
If you have elected the Dealer Pool Advance Plan, once termination by either you or UUAC becomes effective -except as otherwise provided below -you will be obligated to pay us the tollowing amounts:
     (a)  Any  unreimbursed  Collection  Costs:
     (b)  Any  unpaid  Advances  and all other amounts owing by you to UUAC; and
     (c) A termination fee equal to twenty percent (20%) of the then-outstanding amount of Receivables, as liquidated damages.

We may demand ("Amounts due at Termination Demand") that we receive full payment in good funds of the above amounts (collectively, "Amounts due at Termination") as soon as 10 days after Termination has become effective or at such later time(s) as we might, in our sole discretion, elect.

However, despite any language to the contrary in this Section 5.5-A or elsewhere
-------
in this Agreement, we will not capriciously terminate this Agreement and, unless
                                                                          ------
and  until  any  or  all  of  the  following  occur:
---------------------------------------------------

     (i) UUAC TERMINATES THIS AGREEMENT because of: ( I) your actual or alleged-in-good-faith fraud or misrepresentation involving any significant portion of your then-remaining UUAC portfolio: (2) your sale or transfer of all or any significant portion of your assets other than in the normal course of your Dealership's business and/or your sale or transfer of control of your Dealership; (4) your ceasing to continue your Dealership's business, voluntarily or otherwise; (5) your filing a Petition to be a Debtor in Bankruptcy or an involuntary Petition is filed against you: or (6) UUAC's at any time(s) reasonably determining you are or will become unable or unwilling to repay on demand any shortfall UUAC, using its standard projection model(s), in good faith projects will remain after the proceeds of complete liquidation of your UUAC Portfolio balance are applied to the then-current total of Amounts due at Termination or

     (ii) YOU TERMINATE THIS AGREEMENT for any reason whatsoever and UUAC, at any time(s) in good faith projects a Shortfall and reasonably determines you are or will become unable or unwilling to pay it upon demand -

UUAC, upon Termination of this Agreement by either party will look initially to the proceeds of your liquidating portfolio to satisfy your obligations with respect to paying UUAC the Amounts due at Termination, and will not pursue you for any or all or them unless and until UUAC, in good faith, projects a Shortfall and reasonably determines you will be unwilling or unable to pay it upon demand.
At the time, if ever, that anyone or more of the circumstances described above in this Section 5.5-A actually occur, you agree that within five business days of UUAC's written demand that you pay either the then-remaining balance of the Amounts due at Termination or, in UUAC's sole discretion, the amount of any projected Shortfall, you will pay such amounts to UUAC in good funds. In the case of any payment by you of a projected Shortfall, you agree that it is only a projection. though made in good faith, and that you ultimately remain responsible for paying UUAC all of the then-remaining actual balance of the Amounts due at Termination, no later than liquidation of the last Account in your UUAC Portfolio. By the same token, if UUAC's projected Shortfall turns out after complete liquidation of your UUAC Portfolio, to be smaller than any Shortfall amount you were billed for and paid, UUAC will remit the difference to you within -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - business days of its determination of such Shortfall overstatement, but you will not be entitled to any interest whatsoever on such difference or any part of it.

Section  5.5-8  -NATIONAL POOL ADVANCE PLAN DEALERS Effects of Termination: Only
--------------------------------------------------------------------------------
Fraud-Related  Recourse.
------------------------
If you have elected the National Pool Plan Advance Plan, once termination by either you or UUAC becomes effective, you will no longer be able to submit
Receivables to UUAC for Qualification. Your then-identified but unfulfilled payback obligation with respect to anyone or more Receivables, pursuant to
Section 5.4, will survive termination. Subsequent to termination, if UUAC discovers that any Event of Default recited at sub-sections on 5.3 (b) through
(d), inclusive, exists with respect to any Receivable which has not yet been fully paid, you will have the same repayment obligation with respect to any such Receivable(s) as you would under Section 5.4, and any such repayment must be made so that UUAC receives it no later than -Text Omitted per Request for Confidenital Treatment by Pinnacle Business Management, Inc. - days after it makes written demand for payment on you. Post-termination, you will continue to be eligible for any pro-rata Profit Pool distributions you become entitled to, although UUAC will have a right of setoff against any such distributions without regard to the Book(s) as to which UUAC's offset right arises.

Section  5.6  Mitigation  of  Damages.
--------------------------------------
To the fullest extent permitted by applicable law, you waive the benefit of any statute of limitations with respect to UUAC's being able to bring an action at law and/or in equity on account of any of your unfulfilled payback obligations. At any time it wishes to do so, UUAC may pursue any or all of its remedies with respect to your unfulfilled payback obligations. Pending entry of judgment in any proceeding involving your unfulfilled payback obligations, UUAC will continue its Collection efforts on your behalf with respect to any Receivables covered by such proceedings, by way of mitigation of damages and not as an election or waiver of Remedies. In the course of such Collection efforts, UUAC will be entitled to its contractual Servicing Fee or to the post- termination increased Servicing Fee provided above in this Agreement. If you are a Dealer Pool Advance Plan Dealer, the Receivables base for any Termination Fee will be reduced as Collections reduce the Receivables balance, At such time as UUAC receives full payment of any post-termination obligations you owe it, UUAC will deliver to you any Contracts which have not yet been paid-off, as well as a release of its lien interest in the vehicle(s) securing such Contract(s).

Section  5.6  Survival  of  Indemnitv.
--------------------------------------

The parties' respective rights and obligations with respect to indemnification. defense and holding the other harmless set out in Article IV of this Agreement survive any expiration or termination of this Agreement. whether for cause or otherwise.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

Section  6.1  Governing  Law:  Construction.
--------------------------------------------

This Agreement shall be construed and enforced in accordance with the laws of the State of Kansas, except for its conflicts-of-laws provisions. Customer hereby submits to the non-exclusive jurisdiction of the state and federal courts of Kansas and consents that service of process may be made upon it in any legal proceeding relating to this Agreement by any means allowed under Kansas or federal law. You agree that, when interpreting any or all of this Agreement, including, but not limited to, interpretation of allegedly ambiguous language, any arbitrator(s), mediator(s) and/or court(s) with competent jurisdiction over the subject matter shall not apply any statutory and/or common-law provision(s) that require ambiguities to be resolved against the drafter of a contract. You further agree you had every opportunity, at your expense, to have this Agreement reviewed by legal counsel of your choice and that it represents an arms' length agreement reached by parties of equal bargaining power.

Section  6.2  Compliance  with  the Gramm-Leach Bliley Act and the Federal Trade
--------------------------------------------------------------------------------
Commission's  "Privacy  of Consumer Financial Information": Final Rule ("Rule").
--------------------------------------------------------------------------------

     a. UUAC agrees it will only use "nonpublic personal financial information" -as defined in the Rule -concerning any consumer on whom you furnished to UUAC only for purposes relevant to this Agreement and for no other purpose(s), except as permitted by law. In addition, as long as an Obligor's Receivable is being collected by UUAC hereunder as an "active account" and has not been charged-off, paid-off, "unwound" or otherwise terminated, UUAC will send such Obligor any Annual Privacy Notice(s) that are required by the Rule.

     b. You agree that, as long as UUAC requests you do so, you will give each new potential Obligor a Universal Underwriters Group Initial Privacy Notice ("IPN") at the time the Obligor completes a Customer Information Sheet that you have or otherwise submit to UUAC. You understand that your giving a UUGIPN, as required above, in no way satisfies any obligation you might have to give each such potential new Obligor your own IPN as required by the Rule.

Section  6.3  Notices.
----------------------
All notices, demands, and communications under this Agreement shall be in writing and delivered personally, by certified mail with return receipt requested, by overnight delivery service providing evidence of delivery or by telecopier (but in the case of sending by telecopier, a hard copy of the writing so transmitted must be immediately sent to the other party via one of the media referenced above. Delivery shall be deemed complete kupon first attempted delivery of certified mail or overnight delivery service; and upon receipt if delivered personally or by telecopier, at the address specified in the first paragraph of this Agreement, or such other place as shall be designated in writing by Customer or UUAC for delivery of such notices, demands, and communications. Nothing in this Section 6.2 shall be interpreted to affect the transmission of routine bulletins or other day-to-day, business-in-the-ordinary-course communications between UUAC and Customer, which may be transmitted in any manner the parties find mutually agreeable, including, but not limited to UUAC's distribution of Dealer Guide editions, Dealer Bulletins and other materials affecting the Dealer Guide, as well as Customer's submission of Receivables and material affecting Receivables.

Section  6.4  Assignment.
-------------------------
Any corporation (a) into which UUAC may be merged or consolidated, (b) which may result from any merger, conversion, or consolidation to which UUAC may be a party, or (c) which may succeed to the business of UUAC, shall be the successor to this Agreement without any further act on the part of the parties to this Agreement. Your right to assign this Agreement is subject to the relevant provisions of Section 5.3. This Agreement shall inure to the benefit of Customer and UUAC and their respective permitted successors and assigns.

Section  6.5  UUAC's  Delegation  of  Duties;  Liability.
---------------------------------------------------------
UUAC may execute any of its duties under this Agreement by or through agents, nominees, or attorneys-1n-fact. UUAC is not be responsible for the negligence or misconduct of any agents, nominees, or attorneys-in-fact selected by it with reasonable care. Neither UUAC nor any of its officers, directors, employees, nominees, attorneys-in-fact, or affiliates shall be liable for any action lawfully taken or omitted to be taken with respect to this Agreement, except for gross negligence or willful misconduct

Section  6.6  Rights  Cumulative.
---------------------------------
All rights and remedies to which UUAC is entitled pursuant to this Agreement are cumulative and none is exclusive of another. No delay or omission in insisting upon strict observance or performance of any provision of this Agreement or in exercising any right or remedy shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.

Section  6.7  Setoff.
---------------------
UUAC may, at any time and from time to time, at its option and without prior notice, set-off and apply any funds of Customer and/or any funds which with the passage of time would be funds of Customer, against any amounts due or, using UUAC's reasonable projection models, projected to be due UUAC, as well as against any amounts due any affiliate of UUAC from Customer and/or -but only if such Customer's Dealership is \V holly owned or controlled by Customer -any Customer's Dealership Such right of setoff and application also applies to any funds which would have been owed to UUAC had it given notice of termination hereunder which it was otherwise entitled to give pursuant to Section 5.2 (a) or
(b) but opted not to timing and effect of Dealer Bulletins and/or Dealer Guide editions.

Section  6.15  Records.
-----------------------
You agree to keep true and complete records and accounts of all transactions related to Receivables which shall be open at all reasonable times to the Inspection by duly authorized representatives of UUAC.

Section  6.16  Effective  Date.
-------------------------------
This Agreement becomes effective only when accepted by UUAC and signed on its behalf by a Vice President or one of its other officers. The effective date of the Agreement will be the date shown below the authorized signature for UUAC; provided, however, that if no such date is filled-in, the effective date shall be the date shown below the authorized signature for Customer.

Section  6.17  Advance  Plan Election and Servicing Program Election for "Dealer
--------------------------------------------------------------------------------
Pool"  Dealers.
---------------

     a.  Choice of Advance Plan. By "x'ng" or "checking" and then initialing one
         -----------------------
of the two boxes below, you will have indicated your election of either the Dealer Pool Advance Plan, which is full-recourse, or the National Pool Advance Plan, which is non-recourse. You must choose one or the other.

 X   DEALER  POOL  ADVANCE  PLAN  (initial)
---
/s/ MJ
------

     NATIONAL POOL ADVANCE  PLAN  (initial)
---

------
     b.  Choice  of  Servicing  Program.  If  you  have selected the Dealer Pool
         -------------------------------
Advance  Plan,  you  must  also  choose  one of the following Servicing Programs
(indicate  your  choice  by  your  initials):    PROFITNOW  PLUS(+);
                                             ---
      PROFITMAX;      X-Fast50.  Your choice is irrevocable.
------           -----
IN WITNESS WHEREOF, the p;U1ies have caused this Servicing Agreement to be duly executted by their authorized respective officers or other persons.

Signatures.

APPENDIX  I  -DEFINITIONS

This Appendix 1 is a part of the Serving Agreement that precedes it. Unless otherwise required by the context, the following words and phrases used in this Agreement have the following meanings and are associated ,with the following propositions:

"ACCEPT" is what UUAC contracts to do -as spelled out in Section 2.1 of this Agreement -with respect to a Receivable when and if all of the prerequisites to acceptance recited at Section 2.1 have occurred. In this Agreement, such a Receivable is sometimes said to have been " Accepted".

II ACCEPTANCE CORPORATION" means: (i) any entity -~ a corporation or otherwise -which purchases Contracts from one or more retail new- and/or used-car dealerships it owns or controls, and thereafter submits such Contracts to UUAC' or (ii) any other non-retail-dealer-entity which UUAC permits to enter into a Servicing Agreement.

II ADVANCE'I means any amount paid to Customer with respect to, or on account of, a particular Receivable accepted for Advance-

"  ADVANCE  PLAN"  means  the  UUAC "Dealer Pool" (Full- Recourse) Advance Plan.

"ADVANCE PROGRAM" means any and all of the Advance Programs described in the Dealer Guide (e.g., "Basic," "Book," "Optimum Book" and "Select") .Each Advance Program has different qualifying criteria; the maximum Advance available on any Contract depends on the Advance Program for which the Contract is eligible and what, if any, "additional deducts" might be applicable. II AGREEMENT" means this Servicing Agreement, together with all Addenda, Amendments and Supplements to it. All references to "Section(s)" refer to the appropriate Section(s) of this Agreement.

"BUSINESS DAY" means any day other than Saturday, Sunday or a day on which banking institutions in Kansas are allowed or obligated by law, executive order or government decree to be closed.

"COLLECTION COSTS" means all out-of-pocket expenses, coSts, fees and retainers of every type, without limitation or qualification, reasonably and/or necessarily incurred or paid by UUAC in the administration, servicing, or collection of a Qualified Receivable, including, without limitation or qualification, those incidental to any or all of the repossession, storage or sale of a Financed Vehicle or the forced-placement of collateral-protection insurance covering a Financed Vehicle. "COLLECTIONS" means all amOunts received by UUAC with respect to a Qualified Receovable including principal, interest, penalties, fees and Liquidation Proceeds.

"CONTRACT" means a retail installment sale contract, on a form approved by UUAC, pursuant to which Customer or a Customer's Dealership is financing or has financed the purchase of a new or used automobile or light truck by one or more consumers for personal. non-business use.

"CUSTOMER ENROLLMENT PACKET" means that compilation of documents identified as the "Customer Enrollment Packet" (or some similar title) on its cover, which you will complete and which by this reference is incorporated herein in its entirety and made a part hereof.

"CUSTOMER'S DEALERSHIP" is a term that only applies if Customer is an Acceptance Corporation or other non-retail- dealer-entity ("Non-Dealer"). In such cases, it means and refers to any franchised or independent retail new and/or used-car dealership accepted by UUAC as an "Additional Dealership" and so designated by Customer on the " Additional-Dealership-Location Info Sheet" found in the Customer Enrollment Packet. In addition to being so designated, such retail car dealership must be operated as a subsidiary of Customer or be an entity affiliated with Customer, unless UUAC allows an exception (e.g., for a dealer-owned or dealer-operated trade association). If there will be any Customer's Dealerships, UUAC suggests that before Customer begins to submit
Customer's Dealership's Receivables to UUAC, Customer enter into a Purchase & Sale Agreement with each Customer's Dealership covering the rights and responsibilities of each with respect to Receivables. Any actions or failures to act on the part of a Customer's Dealership, if there be any, including, but not limited to, representations made directly or indirectly to UUAC, shall be conclusively deemed and construed for all purposes to be actions or failures to act of Customer, as well.

"DEALER" means a retail dealership, franchised or not, which is licensed to sell new and/or used cars and light trucks to Obligors and has either signed this Servicing Agreement or is a Customer's Dealership.

"DEALER BULLETIN" means those bulletins, designated as "UUAC Dealer Bulletin" or some similar title, which UUAC from time to time and at any time may send to some or all of its Dealers and Acceptance Corporations in connection with transactions covered by this Agreement. UUAC uses Dealer Bulletins to update and/or amend certain provisions of the then-current Dealer Guide, to add provisions to the Dealer Guide and to otherwise address various aspects of UUAC's and its Dealers' and Acceptance Corporations' business operations. If a Dealer Bulletin includes "National Pool" or "Dealer Pool" in its title, it affects only the National Pool or Dealer Pool Advance Program and/or the Dealer Guide as it relates to that Advance Program.


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
"DEALER GUIDE" means: (i) that compilation of various materials and documents which UUAC publishes under that title from time to time for the benefit, instruction and guidance of its Dealers and Acceptance Corporations which have entered into Servicing Agreements. To the extent there is a conflict between the provisions of this Agreement and the provisions of the then most-current edition of the Dealer Guide -as it might have been modified or amended by one or more Dealer Bulletins -the Dealer Guide will prevail, but only to the extent necessary to resolve the conflict. In all other cases, the provisions of this Agreement and the applicable edition of the Dealer Guide are cumulative.

"DEALER POOL" is the feature that differentiates the UUAC's full-recourse Dealer Pool Advance Plan from its non- Recourse National Pool Advance Plan. Dealer Pool signifies the fact that only the Receivables portfolio of any particular Dealer signed-up for the Dealer Pool Advance Plan will be used to detel1Yline whether -and to what extent -that Dealer will be entitled to any so-called "back-end" profit. In turn, the timing of any back-end-profit distribution to which such a Dealer might be entitled to is detel1Ylined by the Service Program the Dealer has selected Section 6.16b.

"DEFAULT"  means  an  Event  of  Default  in  Section  5.3

"DEFAULTED RECEIVABLE" means a Receivable on which the Obligor has ceased making payments at a time when there was a remaining balance owed on the Receivable.

"DISTRIBUTION DATE" means the last Business Day of the month following the month in which relevant Collections are received by UUAC.

"DOWNPAYMENT" means the amount of any cash downpayment paid by the Obligor with respect to the purchase of a Financed Vehicle, less any insurance.

"ELIGIBLE RECEIVABLE" means a Contract that meets UUAC's eligibility and credit standards, and, depending upon the facts and circumstances, is later designated by UUAC as either a Qualified Receivable or a Non-Qualified Receivable.

"FINANCED VEHICLE" means an automobile or light truck listed in the appropriate one of the current N.A.D.A. Official Used Car Guide or -but only for Financed Vehicles retailed in California, Arizona, Nevada or Oregon -Kelley Blue Book, securing an Obligor's indebtedness under a Qualified Receivable.

"FULL RECOURSE" applies only to the UUAC Dealer Pool Advance Plan and means that, upon any termination of this Agreement, you will be liable to UUAC for the total of its then-unrecovered Advances plus a Termination Fee, without regard to whether or not an Event of Default has occurred and/or whether any of the Receivables then in your portfolio are Defaulted Receivables; however the timing and method of your repayment of these post-termination obligations is subject to certain conditions, more fully described in the main body or this Agreement.

"LIQUIDATION PROCEEDS" means cash proceeds realized from liquidation of a Financed Vehicle securing a Defaulted Receivable, less any excess required law to be remitted to the Obligor, Collateral liquidation may be accomplished by any appropriate means. including but not limited to, public or private sale or insurance proceeds.

"NON-QUALIFIED RECEIVABLE" means an Eligible Receivable which, as further explained in the Dealer Guide. is not a Qualified Receivable and therefore. while eligible for Servicing, is not eligible for Advance.

"OBLIGOR" means any and all persons indicated as the buyer, co-buyer, purchaser or co-purchaser of a Financed Vehicle, as well as any other person who is contractually obligated to pay money due on a Contract.

"PERSON" means and includes a natural person as well as any legal person, including, by way of illustration and not limitation, any individual, corporation, estate, general partnership, limited partnership, joint venture, limited-liability company, association, joint stock company, trust, unincorporated organization, or duly-constituted government, including agencies and subdivisions thereof.

"QUALIFICATION" means the UUAC process to determine whether or not a Receivable submitted to it by Customer under this Agreement is a Qualified Receivable.

"QUALIFIED RECEIVABLE" means a Receivable which has gone through Qualification, on which UUAC has made an Advance and which conforms to and complies with the following specifications, the correctness of which Customer represents and warrants to UUAC each and every time Customer submits a Contract and Receivable File to UUAC for Qualification under this Agreement:
     a)  it  is  a  valid, binding and enforceable obligation of the Obligor(s);
     b)  it  is  not  in  default  at  the  date  of  transfer  to  UUAC;
     c) it is owned by Customer, free and clear of all liens, claims, options, encumbrances, security interests, and other rights ( other than liens in favor of UUAC);
     d) it is enforceable against each Obligor for the amount shown as owing in the Contract, and such amount is reflected as a receivable in Customer's (and any underlying Customer's Dealership's) books and records;
     e) it complied at the time it was originated or made, and is currently in compliance in all respects, with all requirements of applicable federal, state, and local laws and regulations thereunder, including, without limitation, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act. the Federal Trade Commission's Used Car Rule, the Federal Trade Commission's Holder-in-Due-Course Rule, the Magnuson-Moss Warranty Act, Federal Reserve

Board Regulations B and l, state retail credit-sale installment statutes and regulations, state usury statutes, state adaptations or the National Consumer
Act and of the Uniform Consumer Credit Code, and any other appropriate consumer-credit statute, Order, regulation or Rule. However, if Customer (or any underlying Customer's Dealership) used the then most- currently-available Retail Installment Contract form prescribed by, and printed on behalf of UUAC and made no deletions from the preprinted text and no additions other than those clearly called for by any "blanks" to be filled-in, Customer's representation and warrenty with respect to Regulation l compliance shall only extend to whether or not Customer (or any underlying Customer's Dealership) has correctly filled-in any or all "blanks" on such Retail Installment Contract; t) it is not subject to any offset, defense, credit, allowance or adjustment, nor, to the actual or constructive knowledge of Customer, after reasonable investigation, has the Obligor disputed his, her, their or its liability under the Contract, including, but not limited to, any threatened or actual assertion of any so-called "right of rescission" or other expression of "buyer remorse", However, Customer makes no representations or warranties regarding offsets, defenses, credits, allowances or adjustments arising solely out of the preprinted language on any Retail Installment Contract which complies with the provisos of sub-section (e) immediately above and not out of any a9ts and/or failures to act by Customer and/or any underlying Customer's Dealership; g) there are no "pick-up" or other deferred payments in connection with the cash downpayment, and such cash downpayment has been paid in full in good funds; h) Customer or the underlying Customer's Dealership received the cash downpayment and/or trade-in described in the Contract and mirrored in the Downpayment Verification Letter and other documents as prescribed by UUAC; no check or other instrument used by an Obligor for all or any part of the downpayment has been dishonored or post-dated; and no such check or other instrument has been discounted or transferred to any third-party check-guaranty entity or negotiable-instrument factor or discounter;
i) neither Customer nor any of its employees or representatives, nor, to the best of Customer's actual or constructive knowledge, any other person (except for an immediate blood relative of the Obligor) or entity, including but not limited to any underlying Customer's Dealership or its employees or representatives, has loaned or advanced any part of the downpayment to or on behalf of any Obligor; j) with respect to the Financed Vehicle securing such Receivable, Customer guarantees UUAC will be named as first priority lienholder on the original title for such Financed Vehicle and/or on the records of the appropriate state's governmental agency tasked with recording lienholder interests in motor vehicles. Customer further guarantees to accomplish all of the preceding so that UUAC's first and prior lien will be of record with such governmental agency or department within the time-frame which is the lesser of that provided in the such state's purchase-money-security-interest perfection statute or that provided by the Bankruptcy Code and will be superior to the lien of a Bankruptcy Trustee or any person or entity claiming by or through the Trustee. 05-01 All Pro Modified Appendix k) the Financed Vehicle is adequately insured. as required by the Contract and according to those criteria which UUAC will from time to time communicated to Customer, for its re-transmission to any Customer's Dealership. by a policy or policies involving so-called "comprehensive and collision" coverage. and each such policy names UUAC as the loss payee or lienho1der; I) any representations and \warranties contained in any "assignment" section of the Contract are true and correct as of the date of transfer by Customer to UUAC. and. where appropriate that such be continuing, that they do continue to be true and correct; m) Customer has complied with all procedures established by UUAC from time to time for the execution of the Contract and the granting of a first and prior security interest in it to UUAC;
n) all signatures on the Contract are genuine: 0) when the Financed Vehicle was sold to the Obligor, it was in satisfactory operating condition with no material defects known -or which would have been known after reasonable inspection -to Customer and/or to the underlying Customer's Dealership but not disclosed to the Obligor in writing on a document acknowledged by the Obligor and included with the Receivable File; further, to Customer's, as well as the underlying Customer's Dealership's, actual or constructive knowledge, after reasonable inquiry: (i) the mileage indicated on the odometer of the Financed Vehicle is the Vehicle's true mileage; and (ii) the Financed Vehicle was never "salvaged," "water- or flood-damaged," reported "stolen" or used or for commercial purposes;
p) The Value (according to the "Used Car Guide" which the Dealer Guide makes applicable to your portfolio) indicated for the Financed Vehicle on the Fax Cover Sheet submitted in connection with a Contract includes any "deducts" which a reasonable dealer would consider appropriate considering the mechanical and cosmetic (both exterior and interior) condition of the Financed Vehicle. q) If the Obligor traded-in a vehicle as part or all of the downpayment on the Financed Vehicle, the purchase and financing of the Financed Vehicle does not involve any so-called "negative equity" not disclosed on the Contract, and the Contract is consistent with UUAC's policy of not accepting Contracts with disclosed negative equity. r) Customer or the underlying Customer's Dealership delivered the Financed Vehicle to the Obligor, and the Financed Vehicle satisfies all warranties, express or implied, made to the Obligor; s) Obligor owns the Financed Vehicle free of all liens or encumbrances except the security interest granted in the Contract; and t) all amounts indicated in the Contract as being financed by the Contract and payable by Customer or the underlying Customer's Dealership to any third party have been paid, including, but not limited to. all sales taxes. insurance premiums, and extended warranty or service contract charges.

The breach of any one or more representations or warranties recited in this definition of "Qualified Receivable" as being made by any Customer's Dealership Shall, for any and all applicable purposes, be imputed to Customer, as if Customer had made such representation or warranty,

"RECEIVABLE" means a Contract submitted to UUAC for an Advance or for Servicing-only under this Agreement,

"RECEIVABLE FILE" means all writings (including the executed Contract) and business records relating to a Receivable and which UUAC requires that Customer deliver to it in connection with Qualification of any Receivable.

"SERVICING FEE" means the fee (which is a percentage of Collections net of Collection Costs) to which UUAC is entitled as partial compensation for its Collection Servicesperformed hereunder, by itself or by its designee, and is determined by the Advance Plan and/or the Servicing Program Customer has elected to have applied to Customer's Receivables portfolio.

"SERVICING PROGRAM" applies only to the UUAC Dealer Pool Advance Plan and means the particular program under which the Dealer has elected to receive any so-called "back-end" profit which might accrue on that Dealer's Receivables portfolio (e.g., "ProfitNow Plus (+)sm Profit Maxsm or Fast50sm).